Exhibit 99.4

Appointment of Proxyholder

I/We, being holder(s) of common shares of DAVIDsTEA Inc. (the “Corporation”), hereby appoint: Jane Silverstone Segal, Chair of the Board of the Corporation or, failing her, Frank Zitella, President, Chief Operating Officer, Chief Financial Officer and Secretary of the Corporation, or

Print the name of the person you are appointing if this person is someone other than the individuals listed above as proxyholder of the undersigned, to attend, act and vote on behalf of the undersigned in accordance with the below direction (or if no directions have been given, as the proxyholder sees fit) on all the following matters and any other matter that may properly come before the Annual Meeting of Shareholders of the Corporation to be held at 9:30 a.m. (Eastern Time), on June 15, 2022, at the head office of the Corporation, 5430 Ferrier Street, Town of Mount Royal, Québec, Canada (the “Meeting”), and at any and all adjournments or postponements thereof in the same manner, to the same extent and with the same powers as if the undersigned were personally present, with full power of substitution.

Management recommends voting FOR the following Resolutions. Please use a dark black pencil or pen.

1. Election of Directors	FOR	WITHHOLD

1. Jane Silverstone Segal	☐	☐

2. Sarah Segal	☐	☐

3. Susan L. Burkman	☐	☐

4. Pat De Marco	☐	☐

5. Peter Robinson	☐	☐

2. Appointment of Auditor
	FOR	WITHHOLD
Appointment of Ernst & Young LLP, Chartered Professional Accountants, as auditor of the Corporation and authorizing the directors to fix its remuneration	☐	☐

Under Canadian Securities Legislation, you are entitled to receive certain investor documents. If you wish to receive such material, please tick the below. You may also go to the TSX Trust Company website at https://ca.astfinancial.com/financialstatements and input code 1422A.

☐	I do not want to receive annual financial statements
☐	I would like to receive quarterly financial statements

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. (If no voting instructions are indicated above, this proxy will be voted FOR a matter by Management’s appointees or, if you appoint another proxyholder, as such other proxyholder sees fit.) On any amendments or variations proposed or any new business properly submitted before the Meeting, I/We authorize you to vote as you see fit.

Signature(s)	Date

Please sign exactly as your name(s) appear on this proxy. Please see reverse for instructions. All proxies must be received by Monday, June 13, 2022 at 5:00 p.m. (Eastern Time) or be deposited with the Secretary of the Corporation before the commencement of the Meeting.

Proxy Form – Annual Meeting of Shareholders of DAVIDsTEA Inc. to be held on June 15, 2022 (the “Meeting”)

Notes to Proxy

1. This proxy must be signed by a holder or his or her attorney duly authorized in writing. If you are an individual, please sign exactly as your name appears on this proxy. If the holder is a corporation, a duly authorized officer or attorney of the corporation must sign this proxy, and if the corporation has a corporate seal, its corporate seal should be affixed.

2. If the securities are registered in the name of an executor, administrator or trustee, please sign exactly as your name appears on this proxy. If the securities are registered in the name of a deceased or other holder, the proxy must be signed by the legal representative with his or her name printed below his or her signature, and evidence of authority to sign on behalf of the deceased or other holder must be attached to this proxy.

3. Some holders may own securities as both a registered and a beneficial holder; in which case you may receive more than one Circular and will need to vote separately as a registered and beneficial holder. Beneficial holders may forward either a form of proxy already signed by the intermediary or a voting instruction form to allow them to direct the voting of securities they beneficially own. Beneficial holders should follow instructions for voting conveyed to them by their intermediaries.

4. If a security is held by two or more individuals, any one of them present or represented by proxy at the Meeting may, in the absence of the other or others, vote at the Meeting. However, if one or more of them are present or represented by proxy, they must vote together in respect of such security.

All holders should refer to the Circular for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

This proxy is solicited by and on behalf of the Corporation’s Management.

How to Vote

INTERNET	TELEPHONE

• Go to www.tsxtrust.com/vote-proxy • Cast your vote online • View Meeting documents	Use any touch-tone phone, call toll free in Canada and United States 1-888-489- 7352 and follow the voice instructions

To vote by Internet or telephone you will need your control number. If you vote by Internet or telephone, do not return this proxy.

MAIL, FAX OR EMAIL

• Complete and return your signed proxy in the envelope provided or send to:

TSX Trust Company
P.O. Box 721
Agincourt, ON M1S 0A1

• You may alternatively fax your proxy to 416-368-2502 or toll free in Canada and the United States to 1-866-781-3111 or scan and email to proxyvote@tmx.com.

An undated proxy is deemed to be dated on the day it was mailed by Management to you.

All proxies must be received by June 13, 2022 at 5:00 p.m. (Eastern Time) or be deposited with the Secretary of the Corporation before the commencement of the Meeting.